EXHIBIT 10.2

ALLONGE AND AMENDMENT NO. THREE

TO REVOLVING CREDIT PROMISSORY NOTE

MAKER:	TOR MINERALS INTERNATIONAL, INC.

ORIGINAL PRINCIPAL SUM:	$2,000,000.00

DATE OF NOTE:	February 15, 2012

PAYEE:	AMERICAN BANK, N.A.

            This is an amendment and allonge to the Promissory Note described above, as previously amended or modified by Allonge and Amended No. One dated May 15, 2013 and Allonge and Amendment No. Two dated August 1, 2014.  The said Promissory Note is hereby amended as follows:

(1)	Maturity is extended to October 15, 2016.

(2)

The interest rate prior to maturity is amended to be a variable rate which is one percent (1%) per annum ABOVE THE REFERENCE RATE, with such variable rate to change and be adjusted to reflect any change in such Reference Rate at the time of any such change; provided, such variable rate shall never be less than 4.5% per annum nor ever exceed the lesser of: (i) the maximum legal rate which may be lawfully contracted for, charged or received hereon from time to time under applicable law; or (ii) 17.5% per annum.

(3)

Principal shall be due and payable on or before October 15, 2016 (the “maturity date”).  Accrued interest shall be due and payable on a monthly basis commencing June 15, 2015, and on the same day of each succeeding month thereafter, and at maturity.

(4)	The loan and Note, as extended, continues to be subject to and governed by a Loan Agreement dated December 30, 2010, as amended.

            Except as so amended, and as such may have been previously amended, said Promissory Note shall remain in full force and effect.

            EXECUTED effective the 15th day of May, 2015.

NOTICE TO MAKER: THIS LOAN IS PAYABLE IN FULL ON THE MATURITY DATE.  YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID ACCRUED INTEREST THEN DUE. THE PAYEE IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL THEREFORE BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS YOU MAY OWN, OR YOU WILL HAVE TO FIND A PAYEE WILLING TO LEND YOU THE MONEY AT PREVAILING MARKET RATES, WHICH MAY BE CONSIDERABLY HIGHER OR LOWER THAN THE INTEREST RATE ON THIS LOAN. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME PAYEE.

HOLDER:		MAKER:
AMERICAN BANK, N.A.		TOR MINERALS INTERNATIONAL, INC.

By:	PHILLIP J. RITLEY	By:	BARBARA RUSSELL
	Phillip J. Ritley Senior Lending Officer		Barbara Russell Chief Financial Officer

	May 26, 2015		May 26, 2015
	Date		Date

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